UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2012

SANDRIDGE PERMIAN TRUST

(Exact name of registrant as specified in its charter)

Delaware	1-35274	45-6276683
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Congress Avenue, Suite 500 Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 852-1422

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On April 12, 2012, pursuant to the Derivatives Agreement dated August 16, 2011 between SandRidge Permian Trust (the “Trust”) and SandRidge Energy, Inc. (“SandRidge”), a copy of which has previously been filed as Exhibit 10.8 to the Trust’s Form 8-K filed August 19, 2011, the Trust entered into a Novation Agreement dated as of April 12, 2012 (the “Novation Agreement”) by and among the Trust, SandRidge, and Morgan Stanley Capital Group Inc. (“Morgan Stanley”), a copy of which is filed herewith as exhibit 10.1. The Novation Agreement has the effect of novating to the Trust certain hedging contracts previously entered into between SandRidge and Morgan Stanley relating to a portion of the estimated oil volumes expected to be produced from the properties in which the Trust has an interest through March 31, 2015, all as described in the prospectus, dated August 10, 2011 (File No. 333-174492), related to the initial public offering of units of beneficial interest in the Trust and filed with the Securities and Exchange Commission on August 12, 2011 pursuant to Rule 424(b) under the Securities Act of 1933 (the “Final Prospectus”). The description of the hedging contracts between SandRidge and Morgan Stanley and the description of the effects of such hedging contracts on the Trust set forth in the Final Prospectus are incorporated by reference herein.

The volumes and time periods of the novated contracts are as follows:

Period Covered	Volumes Covered (Bbls)
4/1/12 – 6/30/12	105,520.6
7/1/12 – 9/30/12	75,884.0
10/1/12 – 12/31/12	56,520.4
1/1/13 – 3/31/13	68,370.9
4/1/13 – 6/30/13	55,817.5
7/1/13 – 9/30/13	45,354.9
10/1/13 – 12/31/13	37,445.8
1/1/14 – 3/31/14	46,774.5
4/1/13 – 6/30/14	40,013.5
7/1/14 – 9/30/14	33,979.6
10/1/14 – 12/31/14	29,343.3
1/1/15 – 3/31/15	32,356.4

The Bank of New York Mellon Trust Company, N.A., in its role as trustee of the Trust, and also in its roles as trustee of each of SandRidge Mississippian Trust I, a Delaware statutory trust, and SandRidge Mississippian Trust II, a Delaware statutory trust, is a party to a number of agreements with SandRidge and its affiliates, and anticipates entering into additional similar agreements with SandRidge and its affiliates.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth or incorporated by reference in response to Item 1.01 is hereby incorporated in response to this item.

Item 9.01 — Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Novation Agreement dated April 12, 2012 by and among SandRidge Permian Trust, SandRidge Energy, Inc., and Morgan Stanley Capital Group Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SandRidge Permian Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Michael J. Ulrich
Name: Michael J. Ulrich
Title: Vice President

Date: April 12, 2012

Exhibit Index

Exhibit No.	Description

10.1	Novation Agreement dated April 12, 2012 by and among SandRidge Permian Trust, SandRidge Energy, Inc., and Morgan Stanley Capital Group Inc.